Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of June 28, 2012 (this “Amendment”), to the Credit and Guaranty Agreement, dated as of May 26, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among XERIUM TECHNOLOGIES, INC., a Delaware corporation (“Xerium”), and XERIUM TECHNOLOGIES LIMITED, a private limited company organized under the laws of England and Wales (the “Euro Borrower”, and together with Xerium, each individually a “Borrower” and, collectively, the “Borrowers”), certain subsidiaries of the Borrowers, as Guarantors, the Banks from time to time party thereto, CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Bookrunner, JEFFERIES FINANCE LLC, as Joint Lead Arranger and Joint Bookrunner and as Syndication Agent, CITIBANK, N.A., as Administrative Agent (together with its permitted successors, in such capacity, the “Administrative Agent”) and CITIGROUP NORTH AMERICA, INC., as Collateral Agent (together with its permitted successors, in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers have requested that the Requisite Banks agree to certain amendments to the Credit Agreement;

WHEREAS, the Administrative Agent and each Bank signatory hereto have agreed to such amendments to the Credit Agreement to the extent of and subject to terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and provisions hereinafter contained, the parties hereto hereby agree as follows:

Section 1. Defined Terms. Capitalized terms used herein and not defined herein but defined in the Credit Agreement are used herein as defined in the Credit Agreement.

Section 2. Amendments to the Credit Agreement. As of the Amendment Effective Date (as defined in Section 4):

(a) Section 1.1 (Definitions) is hereby amended by inserting the following definitions in the appropriate places so as to preserve the alphabetical order of the definitions in such section:

“Amendment No. 1” means that certain Amendment No. 1 to the Agreement, dated as of June 28, 2012, by and among the Borrowers, certain subsidiaries of the Borrowers, the Administrative Agent, the Collateral Agent, the Syndication Agent, and the Requisite Banks signatory thereto.

“Amendment No. 1 Effective Date” means dated as of June 28, 2012.

“Unused Maximum Consolidated Capital Expenditure Amount” means, for any Fiscal Year, the amount by which (a) the Maximum Consolidated Capital Expenditures for such Fiscal Year exceeds (b) the amount of Consolidated Capital Expenditures made or incurred in such Fiscal Year.

(b) The definition of “Applicable Margin” in Section 1.1 (Definitions) is hereby amended by inserting the following sentence at the end of such definition:

For eighteen (18) months following the Amendment No. 1 Effective Date, the Applicable Margin shall be increased by an additional 0.75% per annum.

(c) The definition of “Leverage Ratio” in Section 1.1 (Definitions) is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Leverage Ratio” means, with respect to Xerium on any date, the ratio of (a) the Debt of Xerium and its Subsidiaries as of such date to (b) the Adjusted EBITDA of Xerium and its Subsidiaries for the period of four consecutive Fiscal Quarters ending on such date (or if such date is not the last day of a Fiscal Quarter of Xerium, for the period of four consecutive Fiscal Quarters most recently ended); provided, that, for the purposes of calculating the Leverage Ratio required to be maintained under Section 6.8(b) only and not for any purpose for which the Leverage Ratio is applicable elsewhere in this Agreement, an amount equal to the lesser of (x) the aggregate amount of unrestricted Cash and Cash Equivalents in excess of $25,000,000 held by Xerium and its Subsidiaries on such date and not subject to a perfected Lien in favor of any Person (other than the Collateral Agent) and (y) $25,000,000 shall be subtracted from Debt in the foregoing clause (a).

(d) The definition of “Consolidated Operational Restructuring Costs” in Section 1.1 (Definitions) is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Consolidated Operational Restructuring Costs” means, with respect to any Person for any period, any restructuring or related impairment costs for such Person and its Subsidiaries resulting from the restructuring activities of such Person and its Subsidiaries; provided, that the amount of such costs for the applicable Fiscal Year shall not exceed an amount equal to (a) the Maximum Consolidated Operational Restructuring Costs for such Fiscal Year plus, (b) in the case of each Fiscal Year ended December 31, 2012 through the Fiscal Year ended December 31, 2015 only, an amount equal to the lesser of (i) $15,000,000 and (ii) the Unused Maximum Consolidated Capital Expenditure Amount.

(e) Section 2.15(e) (Application of Prepayments/Reductions/Scheduled Payments; Prepayment Premium) is hereby amended in its entirety and the following is inserted in lieu thereof:

(e) Prepayment Premium. At the time of the effectiveness of any Repricing Transaction that (i) (A) results in any prepayment of Term Loans under Section 2.13 or Section 2.14 or (B) is effected by any amendment of this Agreement and (ii) is consummated prior to the date that is one year after the Amendment No. 1 Effective Date, the Borrowers agree to pay to the Administrative Agent, for the ratable account of each applicable Bank, a fee in an amount equal to, (x) in the case of clause (A), a prepayment premium of 1% of the amount of the Term Loans being prepaid and (y) in the case of clause (B), a payment equal to 1% of the aggregate amount of the applicable Term Loans outstanding immediately prior to such amendment. Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.

(f) Section 6.8(b) (Financial Covenants) is hereby amended by deleting the rows in the table contained therein that apply to the Fiscal Quarters ending September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013 and substituting the following in lieu thereof:

Fiscal Quarter	Leverage Ratio
September 30, 2012	5.50 to 1.00
December 31, 2012	5.50 to 1.00
March 31, 2013	5.50 to 1.00
June 30, 2013	5.25 to 1.00
September 30, 2013	5.00 to 1.00
December 31, 2013	5.00 to 1.00

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(g) Section 6.8(d) (Financial Covenants) is hereby amended by deleting clause (i) in its entirety and inserting the following in lieu thereof:

(i) an amount equal to 50% of the portion of Maximum Consolidated Capital Expenditure not expended and not used to increase Consolidated Operational Restructuring Costs in the immediately preceding Fiscal Year (the “Roll-Over Amount”) and

Section 3. Amendment Fee. The Borrowers agree to pay or cause to be paid to the Administrative Agent, for the account of each Bank that executes this Amendment by no later than 5:00pm (New York time) on June 26, 2012, a fee in an amount equal to 0.25% of the sum of such Bank’s Term Loan and Revolving Commitment (the “Amendment Fee”).

Section 4. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received all of the following, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent:

(a) Certain Documents. The Administrative Agent shall have received each of the following:

(i) this Amendment, duly executed by the Borrowers, the Guarantors, the Administrative Agent and Banks constituting the Requisite Banks; and

(ii) such additional documentation as the Administrative Agent or the Requisite Banks may reasonably require.

(b) Payment of Fees, Costs and Expenses. The Administrative Agent shall have received payment of all fees, including the Amendment Fee, costs and expenses of the Administrative Agent and Banks (including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent) in connection with this Amendment, or then due or overdue under the Credit Agreement and each other Credit Document.

(c) Representations and Warranties. Each of the representations and warranties contained in Section 5 below shall be true and correct on the date hereof and on and as of the Amendment Effective Date as if made on such date.

(d) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing.

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Section 5. Representations and Warranties. On and as of the date hereof and as of the Amendment Effective Date, each Credit Party hereby represents and warrants to the Banks as follows:

(a) Each of the representations and warranties contained in Section 4 of the Credit Agreement, the other Credit Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and as of the Amendment Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date (except that, in each case, any representation and warranty that is qualified as to “materiality”, “material adverse change” or “Material Adverse Effect” shall be true and correct in all respects);

(b) The execution, delivery and performance by such Credit Party of this Amendment and all other agreements and documents to which such Credit Party is a party in connection herewith have been duly authorized by all requisite action on the part of such Credit Party and will not violate any of the provisions of the Organizational Documents of such Credit Party.

(c) This Amendment and all other agreements and documents executed and delivered by such Credit Party in connection herewith have been duly executed and delivered by such Credit Party, and each of this Amendment, the Credit Agreement or any other Credit Document to which such Credit Party is a party, in each case, as amended hereby or pursuant to the specific amendment with respect thereto, constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.

(d) No Default or Event of Default has occurred and is continuing.

Section 6. Reaffirmation. The Credit Parties signatory hereto hereby reaffirm their guaranties of the Obligations and reaffirm that the Obligations are and continue to be secured by the security interest granted by the Credit Parties in favor of the Administrative Agent, on behalf of itself and the Banks, under the Pledge and Security Agreements and the other Collateral Documents and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Credit Parties under such documents and agreements entered into with respect to the Obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Credit Parties. Each Credit Party acknowledges that from and after the Amendment Effective Date all references to “Credit Agreement” and “Obligations” in the Credit Documents shall take into account the provisions of this Amendment and be a reference to the “Credit Agreement” and the “Obligations” as amended hereby.

Section 7. Continuing Effect; No Other Amendments. Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect and the Borrowers and the other Credit Parties shall continue to be bound by all of such terms and provisions. The amendment provided for herein is limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or the Banks’ willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or purpose. The Amendment shall constitute a Credit Document.

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Section 8. Costs and Expenses. The Borrowers agree to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution and delivery of this Amendment, and other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of outside counsel to the Administrative Agent and the charges of IntraLinks.

Section 9. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or email, or by posting on a Platform shall be as effective as delivery of a manually executed counterpart hereof.

Section 10. Integration. This Amendment and the other Credit Documents incorporate all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

Section 11. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 12. Effect of Amendment. On the Amendment Effective Date, the Credit Agreement shall be amended as provided herein. The parties hereto acknowledge and agree that (a) this Amendment and the other Credit Documents executed and delivered in connection herewith do not constitute a novation, or termination of the “Obligations” under the Credit Agreement as in effect prior to the Amendment Effective Date; (b) such “Obligations” are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent provided in this Amendment; and (c) the Liens and security interests as granted under the Collateral Documents securing payment of such “Obligations” are in all respects continuing and in full force and effect and secure the payment of the “Obligations”.

Section 13. GOVERNING LAW. THIS AMENDMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY TO THIS AMENDMENT, THE EXECUTION OR PERFORMANCE OF THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

Section 14. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT AND ANY OTHER CREDIT DOCUMENT.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

XERIUM TECHNOLOGIES, INC.

By:	/s/ Stephen R. Light
Name:	Stephen R. Light
Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

XERIUM TECHNOLOGIES LIMITED

By:	/s/ Theodore D. Orban
Name:	Theodore D. Orban
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

HUYCK LICENSCO INC.

By:	/s/ Theodore D. Orban
Name:	Theodore D. Orban
Title:	Secretary and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

ROBEC BRAZIL LLC

By:	/s/ Theodore D. Orban
Name:	Theodore D. Orban
Title:	Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

STOWE WOODWARD LLC

By:	/s/ Theodore D. Orban
Name:	Theodore D. Orban
Title:	Secretary and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

STOWE WOODWARD LICENSCO LLC

By:	/s/ Theodore D. Orban
Name:	Theodore D. Orban
Title:	Secretary and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

WANGNER ITELPA I LLC

By:	/s/ Theodore D. Orban
Name:	Theodore D. Orban
Title:	Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

WANGNER ITELPA II LLC

By:	/s/ Theodore D. Orban
Name:	Theodore D. Orban
Title:	Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

WEAVEXX, LLC

By:	/s/ Theodore D. Orban
Name:	Theodore D. Orban
Title:	Secretary and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

XERIUM III (US) LIMITED

By:	/s/ Theodore D. Orban
Name:	Theodore D. Orban
Title:	Secretary and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

XERIUM IV (US) LIMITED

By:	/s/ Theodore D. Orban
Name:	Theodore D. Orban
Title:	Secretary and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

XERIUM V (US) LIMITED

By:	/s/ Theodore D. Orban
Name:	Theodore D. Orban
Title:	Secretary and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

XERIUM ASIA, LLC

By:	/s/ Theodore D. Orban
Name:	Theodore D. Orban
Title:	Secretary and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

XTI LLC

By:	/s/ Theodore D. Orban
Name:	Theodore D. Orban
Title:	Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

XERIUM ITALIA S.P.A.

By:	/s/ Stephen R. Light
Name:	Stephen R. Light
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

XERIUM CANADA INC.

By:	/s/ Theodore D. Orban
Name:	Theodore D. Orban
Title:	Secretary and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

HUYCK.WANGNER AUSTRIA GMBH

By:	/s/ David Pretty
Name:	David Pretty
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

XERIUM GERMANY HOLDING GMBH

By:	/s/ Donna Meserve
Name:	Donna Meserve
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

HUYCK.WANGNER GERMANY GMBH

By:	/s/ Donna Meserve
Name:	Donna Meserve
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

ROBEC WALZEN GMBH

By:	/s/ Donna Meserve
Name:	Donna Meserve
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

STOWE WOODWARD AKTIENGESELLSCHAFT

By:	/s/ John Badrinas Ardevol
Name:	John Badrinas Ardevol
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

WANGNER ITELPA PARTICIPAÇÕES LTDA.

By:	/s/ Theodore D. Orban
Name:	Theodore D. Orban
Title:	Attorney-in-fact

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

XERIUM TECHNOLOGIES BRASIL INDÚSTRIA E COMÉRCIO S.A.

By:	/s/ Theodore D. Orban
Name:	Theodore D. Orban
Title:	Attorney-in-fact

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

XERIUM DO BRASIL LTDA.

By:	/s/ Theodore D. Orban
Name:	Theodore D. Orban
Title:	Attorney-in-fact

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

XERIUM (FRANCE) SAS

By:	/s/ John Badrinas Ardevol
Name:	John Badrinas Ardevol
Title:	President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

STOWE WOODWARD FRANCE SAS

By:	/s/ John Badrinas Ardevol
Name:	John Badrinas Ardevol
Title:	President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

HUYCK.WANGNER JAPAN LIMITED

By:	/s/ Stephen R. Light
Name:	Stephen R. Light
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

HUYCK.WANGNER UK LIMITED

By:	/s/ Theodore D. Orban
Name:	Theodore D. Orban
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

STOWE-WOODWARD (UK) LIMITED

By:	/s/ Theodore D. Orban
Name:	Theodore D. Orban
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

Signed by
HUYCK.WANGNER AUSTRALIA PTY LIMITED (ACN 004 624 015)
in accordance with section 127 of the Corporations Act 2001 (Cth) by two directors:

By:	/s/ Thomas C. Johnson
Name:	Thomas C. Johnson
Title:	Director

Signature of director

By:	/s/ Theodore D. Orban
Name:	Theodore D. Orban
Title:	Director

Name of Director (please print)

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

CITIBANK, N.A.,
as Administrative Agent, Issuing Bank, Swing Loan Lender and as a Bank

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

CITIGROUP NORTH AMERICA, INC.,
as Collateral Agent

By:	/s/ Paul L. Burroughs, Jr.
	Name:	Paul L. Burroughs, Jr.
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

[CONSENTING BANK], as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]